# CY22 Results

## Investor Presentation

17 March 2023



Life360

# Disclaimer

This document dated 17 March 2023 has been prepared by Life360, Inc. (ARBN 629 412 942) (Company) and is provided for information purposes only. It contains summary information about the Company and its activities and is current as at the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission, available at www.asx.com.au and www.sec.gov, respectively.

This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under Australian law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision.

By reading this document you agree to be bound by the limitations set out in this document. No representation or warranty, express or implied, is made as to the accuracy, reliability, completeness or fairness of the information, opinions, forecasts, reports, estimates and conclusions contained in this document. To the maximum extent permitted by law, none of the Company and its related bodies corporate, or their respective directors, employees or agents, nor any other person accepts liability for loss arising from the use of or reliance on information contained in this document or otherwise arising in connection with it, including without limitation any liability from fault of negligence.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PLSRA"), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including the words "anticipate", "expect", "suggests", "plan", "believe", "intend", "estimates", "targets", "projects", "should", "could", "would", "may", "will", "forecast" and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the Company's growth strategy and business plan and the Company's ability to effectively manage its growth and meet future capital requirements; the Company's expectations regarding future financial performance, including its expectations regarding its revenue, revenue growth, adjusted EBITDA, and operating cash flow, and the Company's ability to achieve or maintain future profitability; the Company's ability to further penetrate its existing member base, maintain and expand its member base and increase monetization of its member base; the Company's ability to expand internationally and the significance of its global opportunity; the Company's ability to anticipate market needs or develop new products and services or enhance existing products and services to meet those needs; and the Company's ability to increase sales of its products and services. Such forward-looking statements are prediction, projections and other statements about future events that are based on current expectations and assumptions and, as a result, involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

This document contains unaudited financial information for the Company that has been prepared by the Company's management. The Company's results are reported under US-GAAP. Investors should be aware that certain financial data included in this presentation including average revenue per paying circle (ARPPC), and average revenue per User (ARPU) is "non-IFRS information" under Regulatory Guide 230 (Disclosing non-IFRS financial information) published by ASIC or "non-GAAP financial measures" within the meaning of Regulation G of the Exchange Act.

All values are stated in US dollars unless otherwise stated.

# Agenda

**01**
**Business Update**
Chris Hulls, Co-Founder and CEO
Russell Burke, CFO

**02**
**CY23 Strategy**
Chris Hulls

**03**
**Financial Overview**
Russell Burke

**04**
**Outlook**
Chris Hulls

**05**
**Q&A**
Chris Hulls and Russell Burke

**06**
**Appendix**
1. Operating metrics
2. Financials
3. Non-GAAP financial measures

Note : All references in this presentation to $ are to US$

The Unaudited Consolidated Financial Statements for the year ended 31 December 2022 have been prepared in accordance with United States Generally Accepted Accounting Principles (US GAAP) and are in the process of being audited. At the date of these Unaudited Consolidated Financial Statements, the Company is not aware of any material matter that would impact the reported results.

Subscription revenue was previously referred to as Direct revenue and Other revenue was previously referred to as Indirect revenue


01
Business Update
Chris Hulls, Co-Founder and CEO
Russell Burke, CFO

## CY22 USER HIGHLIGHTS

# Connecting families and saving lives


9:41
"Life360 alerted us right away that she had been in a collision, with her location. We were able to get to her immediately before we even had to get a call from the police, firefighters or paramedics. Well worth it! Get it, if you don't have it. #life360"
- Life360 user

**2,145,532**
Help alerts sent

**34,461**
Ambulances dispatched

**26 billion**
Safe arrival notifications

**223 billion**
Miles driven with Life360 Crash Detection

**700 billion**
Tile Bluetooth location updates

**17 million**
Tile "items left behind" smart alerts

# Cementing our position as the market-leading family safety membership service

## Delivered strong core subscription momentum

**~49m** Global Monthly Active Users **+ 37% YoY**

**1.5m** Global Paying Circles **+ 23% YoY** while raising U.S. pricing

**+22%** YoY lift in CY22 U.S. ARPPC reflecting price increase

## Executed Tile integration strategy

Full team integrations of Life360, Tile and Jiobit

Major product enhancements: ~8x increase in Tile Finding network, Tiles on Life360 map

Platform established for bundled Tile hardware Membership offering

## Established a pathway to profitability

**$224m*** Annualized Monthly Revenue **+61% YoY**

Unified platform in place to support improved subscriber metrics

Integrated leaner cost base and reducing commissions expected to drive efficiencies

*December 2022 Annualized Monthly Revenue (AMR) excluding hardware revenue

CY22 RESULTS SUMMARY

# Delivering on growth

| $M | CY21 | CY22 *(unaudited)* | *% ch YoY* | CY22 Guidance |
|---|---|---|---|---|
| **Revenue** | | | | |
| Subscription | 86.6 | 153.3 | *+77%* | |
| Hardware | 1.0 | 47.9 | *NM* | |
| Other | 25.1 | 27.1 | *8%* | |
| **Total revenue** | **112.6** | **228.3** | ***+103%*** | **225-240** |
| Annualized Monthly Revenue (AMR) (excluding Hardware) | 139.8 | 224.4 | *+61%* | >215 |
| **Adjusted* EBITDA** | **(13.1)** | **(40.1)** | | **(37)-(41)** |
| **Adjusted net profit/(loss)** | **(14.9)** | **(37.9)** | | |
| **Cash and cash equivalents**** | **231.3** | **90.4** | | **~90** |

Note: Tables may not add due to rounding.
*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
** Cash and cash equivalents includes Restricted Cash. CY22 guidance including November 2022 capital raise of $32.2m net of transaction costs

## Commentary

- Strong subscription revenue momentum, up 77% including Tile and Jiobit subscriptions, and 54% for Life360 subscriptions on a like-for-like basis
- Hardware revenue constrained by broad consumer electronics category softness, strategic shift to prioritize higher margin sales channels and deliberate strategy to clear channel inventory
- Annualized Monthly Revenue (excluding hardware) up 61% to $224.4 million. January 2023 AMR of $229.6 million, reflecting full monthly benefit of subscriber price increases
- CY22 Adjusted EBITDA loss in line with prior guidance
- CY22 year-end cash and cash equivalents in line with prior guidance

ACCELERATING SUBSCRIPTION REVENUE GROWTH

# AMR has more than tripled since our IPO in May 2019

## Quarterly Recurring Revenue ($M)*



+99%
CAGR in recurring revenue since CY16
60.0
50.0
40.0
30.0
20.0
10.0
0.0
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Subscription
Other

## Quarterly Annualized Monthly Revenue ($M)*



+61%
YoY growth in December 2022 Annualized Monthly revenue
250
200
150
100
50
0
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

*Recurring Revenue and Annualized Monthly Revenue are unaudited and exclude hardware. Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period.

GLOBAL MAU REACHING NEW HEIGHTS WITH STRONG RETENTION

# Year-on-year growth of 37%

### Life360 Core Monthly Active Users (MAU)(M)


31%
U.S. MAU growth YoY
49%
International MAU growth YoY
COVID-19
6.0 7.3 8.5 8.8 9.6 10.8 10.5 11.2 11.6 9.1 9.2 9.7 10.0 12.1 11.6 11.8 13.2 14.9 17.7 17.6
6.5 7.6 8.9 10.0 11.4 12.9 14.6 16.8 16.7 16.3 16.8 17.0 18.1 20.4 22.2 23.7 25.1 27.0 29.3 30.9
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22
US International

### Life360 Core Returning Monthly Active Users by cohort (RMAU)*(M)


RMAU strength reflects increasing engagement
50 45 40 35 30 25 20 15 10 5 -
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22
2015 2016 2017 2018 2019 2020 2021 2022

*Returning Monthly Active Users are defined as users that are active in a given month who have registered more than 30 days ago

# YoY increase of 54% for Life360 core subscription

- Strong subscription growth across U.S. and international, with consolidated revenue uplift of 77% including the contribution of Tile and Jiobit subscriptions
- Core Life360 subscription revenue growth of 54%, in line with guidance provided in August 2022
- Global revenue growth underpinned by 23% YoY uplift in Paying Circles, and 19% increase in CY22 ARPPC, with early benefits from CY22 H2 U.S. price increase
- International revenue growth of 85%, fuelled by 48% uplift in Paying Circles, with particular strength in key countries, and inclusion of Tile and Jiobit subscriptions

**Consolidated Subscription revenue ($M)***


6.8
37.4
CY 19
7.4
52.0
CY20
9.3
77.2
CY21
17.2
136.1
CY22
US
International

**Subscription revenue as a % of total consolidated revenue (CY22)**


52%
Life360 US Subscription
6%
Life360 International Subscription
9%
Tile/Jiobit Subscription
12%
Other
21%
Hardware

*CY22 revenue is unaudited. CY20 revenue is normalised revenue excluding non-recurring adjustment. Direct revenue allocations by region for CY20 have been reclassified to conform with new methodology

# Price increase accelerating ARPPC uplift

## Paying Circles by product line (000s)*

US Paying Circles increased 17% YoY while raising prices significantly


24 119 230
32 152 262
44 202 287
56 238 302
73 292 321
87 345 278
104 410 261
122 466 240
134 506 222
127 512 207
133 464 194 93
133 420 184 152
134 385 170 226
158 361 161 329
176 337 152 451
200 324 148 564
217 308 144 639
249 295 141 733
285 283 138 813
309 266 129 816
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22
International Driver Protect
US Legacy Driver Protect
Legacy Plus/Other
US Membership

## Average Revenue Per Paying Circle (ARPPC) ($)

**$138**
+42% YoY
January 2023

Q4'22 ARPPC increased 23% YoY for US subscribers reflecting price increase


$59
$43
$120
$47
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22
US
International

*Price increase took effect across all Membership tiers from November 2022
Cumulative new and upsell subscribers in the Membership plans of 816,000, comprising Silver (10%), Gold (84%) and Platinum (6%)
CY22 revenue is unaudited.

HARDWARE REVENUE

# Valuable addition to Life360's location ecosystem

- Standalone hardware positions Tile item location tracker as part of the Life360 ecosystem. This includes prioritizing inventory for bundled membership distribution to drive subscription revenue growth
- Results reflect strategic shift to prioritize higher margin sales channels to drive stronger unit economics
- Clearing of retail channel inventory in CY22 H2 supported inventory risk management and CY23 opportunities
- Expectation for CY23 revenue growth of 0% - 5%, based on difficulty of forecasting hardware sales in the current challenging environment, as well as a more constrained approach to marketing investment and promotional activities
- Maintain strong confidence in category creation opportunities. CY23 plans include creative Tile product differentiation within the broader category

**Tile and Jiobit hardware revenue ($m)***


10.5
6.8
11.7
19.6
1Q22
2Q22
3Q22
4Q22

**Hardware revenue as % of total consolidated revenue (CY22)**


Hardware
21%
Other
12%
9%
6%
52%
Life360 US Subscription
Tile/Jiobit Subscription
Life360 International Subscription

*CY22 revenue is unaudited. Q1'22 revenue is adjusted and includes Tile revenue pre-acquisition

OTHER REVENUE

# Revenue stabilization reflects de-risking of Data business

### Data

- New partnership with Placer.ai in January 2022 transitioned Life360 solely to sales of aggregated insights
- Intentional decision to trade off growth opportunity for predictability and reduced regulatory risk

### Lead Generation

- Limited strategic focus area in the short term, with significant long term growth potential

### Total Other Revenue

- Expectations for CY23 revenue of ~$26 million based on current agreements

### Other revenue ($m)*


14.8
22.2
25.1
27.1
CY 19
CY20
CY21
CY22

### Other Revenue as % of total consolidated revenue (CY22)


Hardware
21%
Other
12%
Tile/Jiobit Subscription
9%
6%
Life360 International Subscription
52%
Life360 US Subscription

*CY22 revenue is unaudited

02

# CY23 Strategy

Chris Hulls, Co-Founder and CEO



# Life360 is on a mission to simplify safety so families can live fully

Safety and security is a multi-billion dollar category and the incumbents have not adapted to the needs of digitally native consumers. Life360 is taking a mobile and family first approach to disrupt the market.

# 2023 Key Initiatives

## Invest in the Core



## Drive Membership


9:41
Get 2 free Tiles™ to track your stuff in Life360!
Attach Tiles to your keys, wallet, or backpack, and see them on the Life360 map.
Learn more about Life360 Platinum

## Expand internationally


SOS
Usa el botón SOS de Life360 si no te sientes seguro
Caminando solo por la noche
Presente en un tiroteo activo
Sufriendo una emergencia médica

## Maintain financial discipline



STRATEGY UPDATE

# Invest in the Core

## Continue to improve the core experience - increase user engagement for long-term growth


Check in
SOS
People
Kayla
Walking near First Ave
Location
Driving
Safety
Membership

**Bring the map to life**


9:41
Kayla
At Kensington Park
What's Up?
now
Peggy wants to know what you're up to.
Tap to update your status
Set your status
@ Chipotle
Kayla
now
Battery is at 9%.
Safe driving features are now paused.
Remind Kayla to charge.
Kayla
now
Completed a 5mi drive
Ended near Whispering Hill Rd., Oakland
Top speed: 34mph

**Amplify member communications to drive engagement**


9:41
Johnson Family
This Week
High Speed
30
Phone Usage
Hard Braking
Rapid Acceleration
Congrats!
Noah's 9 mi drive
7:08 PM - 7:28 PM (20 min)
Driver
Passenger

**Deliver a world-class driving experience**

# Drive Membership

## Leverage hardware bundling and pricing power to drive continued subscription revenue growth


Get 2 free Tiles™ to track your stuff in Life360!
Attach Tiles to your keys, wallet, or backpack, and see them on the Life360 map.
Learn more about Life360 Platinum
Get 7 days for free
Then $24.99/month. Cancel anytime.
Start free trial
Unlock your Driver Reports
Know how (and what) your family is doing behind the wheel.
Get a Tile™ to track your keys, wallets and more.
See all membership benefits
90
MPH
Get 7 days for free.
Then $14.99/month. Cancel anytime.
Start free trial

**Drive Membership with Tile bundling**

- Increase conversion and retention


Johnson Family
Hi Chris!
You and your Circle have Life360 Silver.
Silver
Member Since Sep. 2021
life
Unlock more with Gold
Included in your Life360 Silver Membership

**Leverage pricing power to increase ARPPC**

- U.S. Android price increase to take effect from Q2'23 for existing subscribers

**Life360 core subscription revenue growth (% change)**


+34%
+46%
+54%
>+50%
CY19
CY20
CY21
CY22
CY23F*

* Based on CY23 guidance

**STRATEGY UPDATE**

# Drive Membership

## Leverage Tile category creation through differentiation



NEW ANTI-THEFT SAFETY FEATURE
tile
Their view
Your view





WHAT'S NEW: LIFE360 + TILE
Don't lose what you can't live without.
22%
increase in larceny in 2022[1]
17%
increase in auto theft since 2019[2]
24%
increase in bicycle theft since 2020[3]
ACTIVATE PEACE OF MIND.

### Developing creative and differentiated features

To protect valuables from theft, activate Anti-Theft Mode to hide Tiles from users of Tile's Bluetooth device finder, Scan and Secure

### Product innovation to provide specific use case products and accessories

Tile for cars, bikes, luggage, clothing, electronics, keys

### Building creative marketing campaigns

Leveraging Life360's ~50m user base to drive accelerated Membership adoption and direct hardware sales

Source: 1. Time.com 2. National Insurance Crime Bureau, 3. NPR.org

# Expand internationally

## Establish a beachhead for international expansion



Abbiamo rilevato un movimento sul tuo telefono che sembrava un incidente.
Stai bene?
Invieremo una notifica alla tua Cerchia e ai contatti d'emergenza tra
05:00
Falso allarme
C'è stato un incidente, ma sto bene
Chiama subito il 112
SOS
Usa el botón SOS de Life360 si no te sientes seguro
Caminando solo por la noche
Presente en un tiroteo activo
Sufriendo una emergencia médica
Iniciar configuración

**Enhance global core features to improve the international user experience**



Member
life

- Establishment of dedicated international management team based in the UK
- Launch of triple tier premium membership in the UK in CY23 H2, followed by major European markets
- European region represents major growth engine, with market size comparable to the U.S. market, with significant growth potential in 2024 and beyond

**International launch of triple tier Membership**

**+47%** CY22 Life360 Core International Subscription revenue YoY growth

**Paying Circles (Australia, Canada, UK)**



+143%
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22

Australia, Canada, UK Q1'20 to Q4'22

**+118%** MAU

**+129%** RMAU

STRATEGY UPDATE

# Expand internationally

## Canada case study illustrates International upside

**Canada launch key metrics**

December 2021 to December 2022 - % change



- Paying Circles +10%
- Monthly Active Users +32%
- Revenue* +72%
- ARPPC for new subscribers** >+120%

- The full Membership experience launched in Canada in November 2021
- The successful playbook established in Canada will be rolled out to other international territories
- The evolution to the triple tier Membership in Canada has underpinned very substantial growth in ARPPC and revenue

**CY22 YoY Core Subscription revenue growth**

- +47% Total International
- +72% Canada

CY22 revenue is unaudited
*Revenue is for CY22 versus CY21
** ARPPC represents post-Membership launch versus pre-Membership launch

STRATEGY UPDATE

# Maintain financial discipline

At pivot point to leverage scale in the cost base

**Operating Costs by category declining as % total revenue***


119%
50%
26%
16%
27%
CY19
91%
42%
9%
19%
21%
CY20
92%
39%
11%
20%
23%
CY21
85%
36%
12%
14%
24%
CY22
R&D
User Acquisition & TV
Commissions
Other costs

*Operating costs exclude Cost of Sales, Depreciation and Amortization, Stock Based Compensation and transaction costs.
CY22 is based on unaudited financial information.

Life360

## Expense drivers for CY23 and beyond

- Cost base at scale providing profitability leverage
- More than $15 million annualized savings expected from CY23 Q1 reorganization and restrained hiring
- Platform commissions reducing over time
- Increasing marketing efficiency

# Life360 Core Values are Family Safety and Security

- **Our Values**: Refreshed values following the acquisitions of Tile and Jiobit
- **Culture:** Established a new approach to create a culture of belonging
- **People and talent training**: Launched a formal Learning and Development strategy aligned with our employee value proposition
- **Additional employee benefits**: New benefits including Platinum Life360 membership and Tile credits, mental health support, family planning, fitness and medical care


Our People
Safety and wellbeing, Diversity, Development & Training, Grievances and impact
Environment
Product Sustainability, Emissions (carbon neutral in 2020), Climate resilience
Our Values
Governance
Business ethics, Anti-corruption, IP protection, ESG performance disclosure
Our Community
User safety and wellbeing, Privacy and data security, Protection and rights of minors, Community participation

- **Emissions**: Achieved carbon neutrality for 2020 and 2021
- **IT resources**: Minimizing initial IT set-up to avoid e-waste
- **Travel**: Remote-first company reduces commuting requirements. Carpooling required for all in-person company gatherings
- **Digital communications**: Migration to all digital employee communications to eliminate physical deliveries

- **Financial Sustainability**: Development of a "Path to Profitability" to ensure the long-term financial sustainability of the Company
- **Data:** New commercial agreement to de-identify and commercialize only aggregated data insights
- **Data security**: Rollout of company wide training programs to enhance security practices
- **ESG reporting**: Establishment of dedicated cross functional ESG committee committed to providing reporting transparency

- **Free user experience:** Ongoing investment in the free user experience, and expansion of free features that support family safety and security
- **Privacy:** New privacy policy developed to incorporate the acquisitions of Tile and Jiobit, coming into effect in January 2023
- **Philanthropy:** Employee volunteering initiatives and fund raising to support groups dedicated to supporting families

Further information on Life360's ESG initiatives will be included in the 2022 Annual Report



03

# Financial Overview

Russell Burke, CFO

FINANCIAL OVERVIEW

# Pathway to profitability

| | CY23<br>**Full year of price increases and cost efficiencies** | CY24 and Beyond<br>**Scaling the integrated business** |
|---|---|---|
| Profitability targets | Positive Adjusted EBITDA* & operating cash flow expected from CY23Q2 and for CY23 year | Adjusted EBITDA margin expansion<br>Trajectory to positive EBITDA |
| Revenue drivers | • Full year subscriber revenue uplift from U.S. price increases and bundled offer<br>- Higher conversion rates<br>- Higher ARPPC through U.S. upsell and Android price increase<br>- International expansion | |
| Expense drivers | • Cost base at scale providing profitability leverage<br>• Reducing commissions from out of app purchases<br>• Limited growth in headcount | |

**Revenue and Cost history and outlook**



Increasing Adjusted EBITDA margin
CY21
CY22
CY23
Beyond
Revenue
Operating costs

*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3

# Market leading retention metrics

## US Organic User Retention

Relative retention by cohort (% total)


100%
80%
60%
40%
20%
0%
Months since registration
1 5 10 15 20 25 30 35 40 45 50 55 60 65
Mar 17
Mar 18
Mar 19
Mar 20
Mar 21
Mar 22

Month 1 user retention over time


80%
70%
60%
50%
40%
COVID-19
Apr, 17
Aug, 17
Dec, 17
Apr, 18
Aug, 18
Dec, 18
Apr, 19
Aug, 19
Dec, 19
Apr, 20
Aug, 20
Dec, 20
Apr, 21
Aug, 21
Dec, 21
Apr, 22
Aug, 22
Dec, 22

## US Membership Subscription Retention

Relative retention by cohort (% total monthly subscribers)


Price increase impact
100%
80%
60%
40%
20%
0%
Months since registration
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22
Mar 2021
Mar 2022

Monthly U.S. ARPPC before and after price increase (US$)


$140
$130
$120
$110
$100
$90
$80
$70
Jul '22
Aug '22
Sept '22
Oct '22
Nov '22
Dec '22

## Commentary

- The line chart indicates how long users within a given cohort remain with Life360
- Month 1 user retention increased in 2020 and 2021 due to investments in the user experience, remaining stable at the historically higher levels in 2022
- This benefits longer-term user retention, supporting higher levels of user growth, with U.S. MAU up more than 30% YoY in CY22
- U.S. Membership subscription retention was impacted by the price increase for existing monthly iOS subscribers (fully implemented by mid-December) and was more than offset by the significant uplift in U.S. ARPPC which increased more than 40% YoY
- Resumption of normalized growth and churn patterns in Q1'23

FINANCIAL OVERVIEW

# User cohort cumulative revenue $M*

### Quarter 1


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
1Q18
1Q19
1Q20
1Q21
1Q22

### Quarter 2


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
2Q18
2Q19
2Q20
2Q21
2Q22

### Quarter 3


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
3Q18
3Q19
3Q20
3Q21
3Q22

### Quarter 4**


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
4Q18
4Q19
4Q20
4Q21

*CY22 revenue is unaudited. Revenue per cohort includes global subscription and other revenue generated by each quarterly cohort over time. Excludes legacy ADT partnership revenue

**Insufficient data for 4Q22

Life360

## Commentary

- CY22 Q1 revenues increased due to higher conversion rates exiting CY21, and higher registrations
- CY22 Q2-Q3 revenues modestly above CY21, with month 1 revenues increasing approximately 10%, supported by stabilization of conversion rates, and increased registrations
- Increased conversion to paid earlier in a cohort's lifecycle driving significant uplift in cohort revenue for CY21 Q2 cohorts onwards
- COVID impacted revenue for CY20 Q2 to CY21 Q1

FINANCIAL OVERVIEW

# Marketing Payback $M

### Quarter 1



$15
$10
$5
$0
-$5
-$10
1Q18
1Q19
1Q20
1Q21
1Q22
0M
3M
6M
9M
12M
15M
18M
21M
24M
27M
30M
33M
36M
39M
42M
45M
48M
51M
54M
57M

### Quarter 2



$15
$10
$5
$0
-$5
-$10
2Q18
2Q19
2Q20
2Q21
2Q22
0M
3M
6M
9M
12M
15M
18M
21M
24M
27M
30M
33M
36M
39M
42M
45M
48M
51M
54M
57M

### Quarter 3



$15
$10
$5
$0
-$5
-$10
3Q18
3Q19
3Q20
3Q21
3Q22
0M
3M
6M
9M
12M
15M
18M
21M
24M
27M
30M
33M
36M
39M
42M
45M
48M
51M
54M
57M

### Quarter 4*



$15
$10
$5
$0
-$5
-$10
4Q18
4Q19
4Q20
4Q21
0M
3M
6M
9M
12M
15M
18M
21M
24M
27M
30M
33M
36M
39M
42M
45M
48M
51M
54M
57M

*Insufficient data for 4Q22
CY22 is based on unaudited financial information

Life360

## Commentary

- Blended summary provides performance insight into overall efforts across all channels in aggregate
- CY'22 user acquisition and TV spend increased, building on the strength of the 2021 performance, and continuing to achieve breakeven well within breakeven targets of 24 months
- 2H'21 investment into marketing accelerated, including a national brand campaign and an expansion of performance marketing spend
- Return to growth in 1H'21 underpinned the decision to increase marketing spend including investments in brand and TV spend

FINANCIAL OVERVIEW

# Significant U.S. ARPPC uplift from progressive price increases in CY22 H2


$200
$180
$160
$140
$120
$100
$80
$60
$40
0M
3M
6M
9M
12M
15M
18M
21M
24M
27M
30M
33M
36M
39M
42M
45M
48M
51M
54M
57M
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

## Pricing Summary

U.S. price increases implemented in CY22 H2

**All New Subs (iOS + android)**
(from August 2022)

| | Before | After |
|---|---|---|
| Silver | $4.99 | $7.99 |
| Gold | $9.99 | $14.99 |
| Platinum | $19.99 | $24.99 |
| No change Annual | | |

**Existing Subs (iOS only)**
(users notified October 2022, fully implemented by mid-December 2022)

| | Before | After |
|---|---|---|
| Silver | $4.99 | $7.99 |
| Gold | $9.99 | $14.99 |
| Platinum | $19.99 | $24.99 |
| No change Annual | | |

**Legacy Subs (iOS only)**
(users notified October 2022, fully implemented by mid-December 2022)

| | Before | After |
|---|---|---|
| Plus | $2.99 | $7.99 |
| Driver Protect | $7.99 | $12.99 |
| Platinum Intro | $14.99 | $19.99 |
| No change Annual | | |

Price increases for existing monthly Android subscribers to be implemented in CY23

# Net subscription revenue retention above 100% even as absolute growth in subscribers accelerates

**Net Revenue Retention - Subscription (vs Previous Half)***


120%
100%
80%
60%
40%
COVID-19
2H18
1H19
2H19
1H20
2H20
1H21
2H21
1H22
2H22
Net revenue retention (%)
Gross subscriber adds (000s)

Net revenue retention is measured based on the revenue in the final month of the previous period compared to the revenue from the same set of users earned over the next six months (e.g. for 1H19, revenue retention is calculated as the average monthly revenue over the period vs. the revenue earned in December 2018).

## Commentary

- The strength of Life360's freemium model is reflected in net subscription revenue retention maintaining at 100% or greater. This is supported by success in driving free users to paid subscriptions, and paid subscribers into higher price plans
- In each half year period (excluding 1H20), net revenue retention is at or above 100% across the cohort of users who had signed up by the end of the previous period
- Retention remains strong even as absolute subscriber growth accelerates, indicating that subscriber quality is being maintained

# Key Financial Metrics (Non-GAAP)

| $M | CY22 | CY21 | % ch YoY |
|---|---|---|---|
| **INCOME STATEMENT** | | | |
| *U.S. subscription revenue* | *136.1* | *77.2* | *76%* |
| *International subscription revenue* | *17.2* | *9.3* | *85%* |
| Subscription revenue | 153.3 | 86.6 | 77 % |
| Hardware revenue | 47.9 | 1.0 | NM |
| Other revenue | 27.1 | 25.1 | 8 % |
| **Total revenue** | **228.3** | **112.6** | **103 %** |
| **Non-GAAP Gross Profit** | **154.8** | **90.7** | **71 %** |
| *Non-GAAP Gross Margin %* | *68 %* | *81 %* | |
| *Non-GAAP Subscription Gross Margin %* | *81 %* | *80 %* | |
| Research and Development | (82.5) | (43.5) | (89)% |
| User Acquisition & TV costs | (26.5) | (12.5) | (112)% |
| Other Sales & Marketing | (26.0) | (11.6) | (124)% |
| Commissions | (31.4) | (22.1) | (42)% |
| General & Administrative | (28.6) | (14.1) | (103)% |
| **Non-GAAP Operating Expenses** | **(194.9)** | **(103.8)** | **(88)%** |
| **Adjusted EBITDA*** | **(40.1)** | **(13.1)** | **(206)%** |
| *Adjusted EBITDA Margin %* | *(18)%* | *(12)%* | |
| Stock-based Compensation | (34.7) | (11.9) | (191)% |
| Other Non-GAAP adjustments | (10.4) | (6.3) | (64)% |
| **EBITDA**** | **(85.2)** | **(31.3)** | **(172)%** |
| **Net Profit/(Loss)** | **(91.6)** | **(33.6)** | **(173)%** |
| **CASH FLOW** | | | |
| Net cash used in operating activities | (57.1) | (12.2) | (369)% |
| Net cash used in investing activities | (111.6) | (7.1) | NM |
| Net cash provided by financing activities | 27.7 | 194.0 | (86)% |
| **Cash and cash equivalents and restricted cash** | **90.4** | **231.3** | **(61)%** |

Note: Tables may not add due to rounding. Refer to the non-GAAP reconciliation in Appendix 2.
*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
**EBITDA was previously referred to as Statutory EBITDA

## Commentary

- Non-GAAP gross margin reduced YoY due to hardware costs associated with the Tile and Jiobit acquisitions. Non-GAAP subscription gross margins increased by 1 percentage point, underpinned by technology cost efficiencies and a shift to higher-pricing
- Non-GAAP Operating Expenses increased by 88% due to the contribution of Tile from the date of acquisition and full year contribution from Jiobit
- Adjusted EBITDA loss increased to $(40.1)m, reflecting due to expenses associated with the Tile and Jiobit acquisitions and investment in integrating the new businesses
- SBC increased 191% as a result of headcount growth from the Tile and Jiobit acquisitions, and the competitive environment for talent
- Operating cash outflows reflected higher Adjusted EBITDA losses resulting from the Tile and Jiobit acquisitions and integration expenses, and investment to grow the business
- Investing cash outflows relate to the Tile acquisition
- Financing cash inflows reflect the net proceeds from the November 2022 capital raise, convertible note repayment and net proceeds from exercise of options and RSUs net of repurchase
- Total net cash outflow of $(141)m, with cash and cash equivalents, and restricted cash of $90.4m at December 2022

## FINANCIAL OVERVIEW

# Income Statement (GAAP)

| $M | CY22<br>*(unaudited)* | CY21 |
|---|---|---|
| **Revenue** | | |
| Subscription | 153.3 | 86.6 |
| Hardware | 47.9 | 1.0 |
| Other | 27.1 | 25.1 |
| **Total revenue** | **228.3** | **112.6** |
| Cost of subscription revenue | (30.7) | (17.8) |
| Cost of hardware revenue | (45.4) | (1.3) |
| Cost of other revenue | (3.6) | (3.6) |
| **Total cost of revenue** | (79.7) | (22.8) |
| **Gross Profit** | **148.6** | **89.9** |
| **Operating expenses** | | |
| Research and Development | (102.5) | (51.0) |
| Sales and marketing | (92.4) | (47.5) |
| General and administrative | (48.1) | (23.7) |
| **Total operating expenses** | **(243.0)** | **(122.1)** |
| **Loss from operations** | **(94.4)** | **(32.3)** |
| Other income (expense) | | |
| Convertible notes fair value adjustment | 1.8 | (0.5) |
| Derivative liability fair value adjustment | 1.3 | (0.7) |
| Other income (expense), net | - | (0.2) |
| Total other income (expense), net | 3.1 | (1.4) |
| **Loss before income taxes** | **(91.3)** | **(33.7)** |
| Provision (benefit) for income taxes | 0.3 | (0.1) |
| **Net loss** | **(91.6)** | **(33.6)** |
| Net loss per share, basic | $(1.47) | $(0.65) |
| Net loss per share, diluted | $(1.50) | $(0.65) |
| Weighted-average shares used in computing net loss per share, basic | 62,209,545 | 51,656,195 |
| Weighted-average shares used in computing net loss per share, diluted | 62,839,593 | 51,656,195 |

Note: Tables may not add due to rounding.



04

# Outlook

# Outlook

## For CY23 Life360 expects to deliver:

- Core Life360 subscription revenue growth (excluding Tile and Jiobit) in excess of 50% YoY;
- Hardware revenue growth of 0% to 5% reflecting the continuing current challenges in the category;
- Other revenue of approximately $26 million;
- Consolidated revenue of $300 million - $310 million;
- Positive Adjusted EBITDA* and Operating Cash Flow of $5 million - $10 million, with positive Adjusted EBITDA and Operating Cash Flow anticipated on a quarterly basis beginning with Q2'23 and for the full CY23.



*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3


05
Q&A

06



# Appendix

APPENDIX 1

# Operating Metrics

| (in millions, except ARPPC,ARPPS,ASP) | Q3 2021 | Q4 2021 | Q1 2022 | Q2 2022 | Q3 2022 | Q4 2022 |
|---|---|---|---|---|---|---|
| **Life360 Core*** | | | | | | |
| **Monthly Active Users (MAU) - Total** | 33.8 | 35.5 | 38.3 | 42.0 | 47.0 | 48.6 |
| US | 22.2 | 23.7 | 25.1 | 27.0 | 29.3 | 30.9 |
| International | 11.6 | 11.8 | 13.2 | 14.9 | 17.7 | 17.6 |
| Australia | 0.8 | 1.0 | 1.0 | 1.1 | 1.2 | 1.4 |
| **Paying Circles - Total** | 1.1 | 1.2 | 1.3 | 1.4 | 1.5 | 1.5 |
| US - Total | 0.9 | 1.0 | 1.1 | 1.1 | 1.2 | 1.2 |
| US – Membership subscribers | 0.5 | 0.6 | 0.6 | 0.7 | 0.8 | 0.8 |
| International | 0.2 | 0.2 | 0.2 | 0.3 | 0.3 | 0.3 |
| **Average Revenue Per Paying Circle (ARPPC)** | $85.78 | $88.69 | $87.66 | $89.34 | $91.84 | $103.89 |
| **Life360 Consolidated (Adjusted for 2021)**** | | | | | | |
| Subscriptions | 1.6 | 1.8 | 1.8 | 2.0 | 2.1 | 2.1 |
| **Average Revenue per Paying Subscription (ARPPS)** | $71.65 | $74.04 | $73.88 | $75.45 | $77.00 | $86.39 |
| **Hardware units shipped** | 1.0 | 3.3 | 0.7 | 0.5 | 0.7 | 1.7 |
| **Average Sale Price (ASP)** | $13.58 | $15.12 | $15.08 | $14.48 | $15.63 | $11.48 |
| **Annualized Monthly Revenue (AMR)** | $123.8 | $139.8 | $166.1 | $174.4 | $184.0 | $224.4 |

* Life360 Core reflects Life360 App only
**With the exception of AMR, metrics presented for the periods ended Q4'21, Q3'21, Q2'21, Q1'21 are adjusted to include data related to periods before the acquisitions of Jiobit, Inc. on September 1, 2021 and Tile, Inc. on January 5, 2022
CY22 is based on unaudited financial information

# Cost of Revenue and Operating expenses

## GAAP to Non-GAAP reconciliation

### Cost of revenue

| $M | CY22 | CY21 |
|---|---|---|
| Cost of subscription revenue, GAAP | 30.7 | 17.8 |
| Less: Depreciation and amortization | (1.0) | (0.2) |
| Less: Stock Based Compensation | (0.7) | (0.4) |
| Total cost of subscription revenue, Non-GAAP | 28.9 | 17.2 |
| Cost of hardware revenue, GAAP | 45.4 | 1.3 |
| Less: Depreciation and amortization | (3.6) | (0.0) |
| Less: Stock Based Compensation | (0.5) | (0.0) |
| Less: Acquisition and transaction related expenses | (0.1) | (0.0) |
| Total cost of hardware revenue, Non-GAAP | 41.2 | 1.3 |
| Cost of other revenue, GAAP | 3.6 | 3.6 |
| Less: Depreciation and amortization | 0.0 | (0.1) |
| Less: Stock Based Compensation | (0.2) | (0.1) |
| Total cost of other revenue, Non-GAAP | 3.4 | 3.4 |

### Operating expenses

| $M | CY22 | CY21 |
|---|---|---|
| Research and Development expense, GAAP | 102.5 | 51.0 |
| Less: Stock Based Compensation | (19.4) | (7.5) |
| Less: Acquisition and transaction related expenses | (0.6) | 0.0 |
| Research and Development expense, Non-GAAP | 82.5 | 43.5 |
| Sales and Marketing expense, GAAP | 92.4 | 47.5 |
| Less: Depreciation and amortization | (4.2) | (0.5) |
| Less: Stock Based Compensation | (3.8) | (0.8) |
| Less: Acquisition and transaction related expenses | (0.5) | (0.0) |
| Less: User Acquisition & TV Costs | (26.5) | (12.5) |
| Less: Commissions | (31.4) | (22.1) |
| Sales and marketing expense, Non-GAAP | 26.0 | 11.6 |
| General and administrative expense, GAAP | 48.1 | 23.7 |
| Less: Depreciation and Amortization | (0.4) | (0.1) |
| Less: Stock Based Compensation | (10.0) | (3.2) |
| Less: Acquisition and transaction related expenses | (9.1) | (6.3) |
| General and Administrative expense, Non-GAAP | 28.6 | 14.1 |
| Total Operating expenses, GAAP | 243.0 | 122.1 |
| Less: Depreciation and Amortization | (4.6) | (0.6) |
| Less: Stock Based Compensation | (33.2) | (11.4) |
| Less: Acquisition and transaction related expenses | (10.3) | (6.3) |
| Total operating expenses, Non-GAAP | 194.9 | 103.8 |

APPENDIX 2

# Balance Sheet (GAAP)

| $M | Dec 2022 | Dec 2021 |
|---|---|---|
| | *(unaudited)* | |
| Cash and cash equivalents | 75.4 | 231.0 |
| Restricted cash, current | 13.3 | - |
| Accounts receivable, net | 33.1 | 11.8 |
| Inventory | 10.8 | 2.0 |
| Costs capitalised to obtain revenue contracts, net | 1.4 | 1.3 |
| Prepaid expenses and other current assets | 8.5 | 10.6 |
| **Total current assets** | **142.7** | **256.7** |
| Restricted cash, noncurrent | 1.6 | 0.4 |
| Property and equipment, net | 0.4 | 0.6 |
| Costs capitalised to obtain contracts, noncurrent | 0.6 | 0.3 |
| Prepaid expenses and other assets, noncurrent | 7.1 | 3.7 |
| Right-of-use asset | 0.8 | 1.6 |
| Intangible assets, net | 52.7 | 8.0 |
| Goodwill | 133.7 | 31.1 |
| **Total noncurrent assets** | **196.9** | **45.7** |
| **Total assets** | **339.6** | **302.4** |
| Accounts payable and other current liabilities | 54.1 | 13.8 |
| Contingent consideration | - | 9.5 |
| Convertible notes, current | 3.5 | 4.2 |
| Deferred revenue, current | 30.1 | 13.9 |
| **Total current liabilities** | **87.6** | **41.4** |
| Convertible notes, noncurrent | 4.1 | 8.3 |
| Other liabilities, noncurrent | 3.4 | 2.6 |
| **Total noncurrent liabilities** | **7.4** | **10.9** |
| **Total liabilities** | **95.1** | **52.3** |
| Common stock | 0.1 | 0.1 |
| Additional paid-in capital | 501.8 | 416.3 |
| Notes from affiliates | (0.3) | (1.0) |
| Accumulated deficit | (257.0) | (165.3) |
| **Total stockholders' equity** | **244.5** | **250.0** |
| **Total liabilities and stockholders' equity** | **339.6** | **302.4** |

Note: Tables may not add due to rounding

APPENDIX 2

# Cash Flow (GAAP)

| $M | Dec 2022<br>*(unaudited)* | Dec 2021 |
|---|---|---|
| Cash Flows from Operating Activities: | | |
| Net loss | (91.6) | (33.6) |
| Adjustments to reconcile net loss to net cash used in operating activities: | | |
| Depreciation and amortization | 9.2 | 0.9 |
| Amortization of costs capitalized to obtain contracts | 2.9 | 4.0 |
| Stock-based compensation expense | 34.7 | 11.8 |
| Compensation expense in connection with revesting notes | (0.1) | 0.2 |
| Non-cash interest (income) expense, net | 0.5 | 0.2 |
| Convertible notes fair value adjustment | (1.8) | 0.5 |
| Derivative liability fair value adjustment | (1.3) | 0.7 |
| (Gain)/loss on revaluation of contingent consideration | (5.3) | 3.6 |
| Non-cash revenue from affiliate | (1.5) | - |
| **Changes in operating assets and liabilities, net of acquisitions:** | | |
| Accounts receivable, net | 6.5 | (2.7) |
| Prepaid expenses and other assets | 10.6 | (0.9) |
| Inventory | (0.5) | (0.9) |
| Costs capitalized to obtain contracts, net | (3.3) | (1.7) |
| Accounts payable | (12.7) | 0.6 |
| Accrued expenses and other liabilities | (7.7) | 4.7 |
| Deferred revenue | 4.7 | 1.7 |
| Other liabilities, noncurrent | (0.3) | (1.2) |
| **Net cash used in operating activities** | **(57.1)** | **(12.2)** |
| **Cash Flows from Investing Activities:** | | |
| Cash paid for acquisitions, net of cash acquired | (110.9) | (3.0) |
| Internal use software | (0.7) | - |
| Purchase of capital assets | - | (0.1) |
| Cash advance on convertible note receivable | - | (4.0) |
| **Net cash used in investing activities** | **(111.6)** | **(7.1)** |
| **Cash Flows from Financing Activities:** | | |
| Proceeds from the exercise of options | 2.4 | 3.5 |
| Taxes paid related to net settlement of equity awards | (4.1) | (4.7) |
| Proceeds from repayment of notes due from affiliates | 0.6 | - |
| Repayment of convertible notes | - | 0.0 |
| Proceeds from capital raise, net of $1.0m and $5.7m of transaction costs, respectively | 32.2 | 193.1 |
| Cash received in advance of the issuance of convertible notes | 0.0 | 2.1 |
| **Net cash provided by financing activities** | **27.7** | **194.0** |
| Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash | (141.0) | 174.7 |
| Cash, Cash Equivalents and Restricted Cash at the Beginning of the Period | 231.3 | 56.6 |
| **Cash, Cash Equivalents and Restricted Cash at the End of the Period** | **90.4** | **231.3** |

Note: Tables may not add due to rounding

APPENDIX 3

# Non-GAAP Financial Measures

| *(in thousands)* | CY22 | CY21 |
|---|---|---|
| **EBITDA** | | |
| Net loss | $ (91,629) | $ (33,557) |
| Add (deduct): | | |
| Convertible notes fair value adjustment | (1,786) | 511 |
| Derivative liability fair value adjustment [(1)] | (1,295) | 733 |
| Provision (benefit) for income taxes | 312 | (127) |
| Depreciation and amortization [(2)] | 9,199 | 876 |
| Other (income) expense, net | (13) | 178 |
| **EBITDA** | **$ (85,212)** | **$ (31,386)** |
| Stock-based compensation | 34,680 | 11,938 |
| Form 10 and IPO related costs | 3,766 | - |
| Acquisition and integration costs | 11,949 | 2,744 |
| (Gain)/loss on revaluation of contingent consideration | (5,279) | 3,600 |
| **Adjusted EBITDA** | **$ (40,096)** | **$ (13,104)** |

(1) To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes
(2) Includes depreciation on fixed assets and amortization of acquired intangible assets

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

## EBITDA and Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization and (iv) other income (expense). Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization, (iv) other income (expense), (v) stock-based compensation, (vi) costs related to filing our Registration Statement on Form 10 filed with the Securities and Exchange Commission ("Form 10"), (vii) acquisition and integration costs, and (viii) (gain)/loss on revaluation of contingent consideration. The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

APPENDIX 3

# Non-GAAP Financial Measures cont'd

**The following table presents a reconciliation of net loss, the most directly comparable GAAP measure, to Adjusted loss from ordinary activities after tax.**

| *(in thousands)* | | CY22 | | CY21 |
|---|---|---|---|---|
| **EBITDA** | | | | |
| Net loss | $ | (91,629) | $ | (33,557) |
| Stock-based compensation | | 34,680 | | 11,938 |
| Form 10 and IPO related costs | | 3,766 | | - |
| Acquisition and integration costs | | 11,949 | | 2,744 |
| (Gain)/loss on revaluation of contingent consideration | | (5,279) | | 3,600 |
| Non-recurring adjustment to reflect the deferral of portion of monthly subscription sales through a channel partner | | - | | - |
| Amortization attributable to intangible assets in connection with acquisitions | | 8,610 | | 414 |
| **Adjusted loss from ordinary activities after tax** | **$** | **(37,903)** | **$** | **(14,861)** |

## Adjusted loss from ordinary activities after tax

Adjusted loss from ordinary activities after tax is defined as net loss, excluding (i) stock-based compensation, (ii) Form 10 transaction costs, (iii) acquisition and integration costs, (iv) gain on revaluation of contingent consideration, and (v) amortization attributable to intangible assets in connection with acquisitions.

The above items are excluded from net loss because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe adjusted loss from ordinary activities after tax provides useful information to investors in understanding and evaluating our results of operations.

This non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.


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